UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 30, 2012

EATON CORPORATION PLC

(Exact name of registrant as specified in its charter)

Ireland	000-54863	98-1059235
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

70 Sir John Rogerson’s Quay

Dublin 2, Ireland

(Address of principal executive offices)

(216) 523-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K filed by Eaton Corporation plc (the “Company”) on December 4, 2012 to include Item 9.01(a) (Financial Statements of Business Acquired) and Item 9.01(b) (Pro Forma Financial Information) in connection with the acquisition of Cooper Industries plc (“Cooper”).

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated balance sheets of Cooper as of December 31, 2011 and December 31, 2010 and the related audited consolidated statements of income, comprehensive income, shareholders’ equity and cash flows for each of the years ended December 31, 2011, December 31, 2010 and December 31, 2009, together with the notes thereto and the auditors’ report thereon, are included in Cooper’s Annual Report on Form 10-K for Cooper’s fiscal year ended December 31, 2011, filed with the Securities and Exchange Commission on February 21, 2012, which is incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated balance sheet of the Company as of September 30, 2012 and the unaudited pro forma condensed consolidated statements of income for the nine months ended September 30, 2012 and the year ended December 31, 2011 that give effect to the acquisition of Cooper are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

(d) List of Exhibits

EXHIBIT NO.	DESCRIPTION

23.1	Consent of Ernst & Young LLP.

99.1	Audited consolidated balance sheets of Cooper as of December 31, 2011 and December 31, 2010 and the related audited consolidated statements of income, comprehensive income, shareholders’ equity and cash flows for each of the years ended December 31, 2011, December 31, 2010 and December 31, 2009, together with the notes thereto and the auditors’ report thereon (included in Cooper’s Annual Report on Form 10-K for Cooper’s fiscal year ended December 31, 2011, filed with the Securities and Exchange Commission on February 21, 2012, which is incorporated herein by reference).

99.2	Unaudited pro forma condensed consolidated balance sheet of the Company as of September 30, 2012 and the unaudited pro forma condensed consolidated statements of income for the nine months ended September 30, 2012 and the year ended December 31, 2011 that give effect to the acquisition of Cooper.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EATON CORPORATION PLC

By:	/s/ Thomas E. Moran
Name:	Thomas E. Moran
Title:	Senior Vice President and Secretary

Date: January 15, 2013

Index of Exhibits

EXHIBIT NO.	DESCRIPTION

23.1	Consent of Ernst & Young LLP.

99.1	Audited consolidated balance sheets of Cooper as of December 31, 2011 and December 31, 2010 and the related audited consolidated statements of income, comprehensive income, shareholders’ equity and cash flows for each of the years ended December 31, 2011, December 31, 2010 and December 31, 2009, together with the notes thereto and the auditors’ report thereon (included in Cooper’s Annual Report on Form 10-K for Cooper’s fiscal year ended December 31, 2011, filed with the Securities and Exchange Commission on February 21, 2012, which is incorporated herein by reference).

99.2	Unaudited pro forma condensed consolidated balance sheet of the Company as of September 30, 2012 and the unaudited pro forma condensed consolidated statements of income for the nine months ended September 30, 2012 and the year ended December 31, 2011 that give effect to the acquisition of Cooper.